SHAREHOLDER’S AGREEMENT

THIS AGREEMENT is made as of the 24th day of July, 2009

AMONGST:
Neurokine Pharmaceuticals Inc., a company incorporated under the laws of British Columbia having a registered office at Suite 1820 Cathedral Place 925 West Georgia Street  Vancouver, BC V6C 3L2

(the “Issuer”)

AND:                Hassan Salari, of 5-15415 Marine Drive, White Rock BC V4B1C8

(the “Shareholder”)

(collectively, the “Parties”)

WHEREAS:

A.	The Shareholder is the holder of a certain number of common shares of the Issuer (the “Shares”);
B.	The Shares were issued to the Shareholder at or near the inception of the Issuer; and
C.	The issuer wishes, and the Found agrees, to limit the amount of shares which may have restrictive legends removed by the Shareholder.

NOW THEREFORE in consideration of the promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Parties hereto agree as follows:

PART 1	PAYMENT

1.1	Payment of Consideration

The Issuer agrees to pay the Shareholder CAD $10 as consideration for entering into this Agreement.  The Shareholder’s execution of this Agreement shall be sufficient proof that such consideration was delivered to the Shareholder at the time this Agreement was executed by the Parties.

PART 2	RESTRICTIONS

2.1	Restriction on Sales and Legend Removal

The Shareholder agrees to remove restrictive legends and sell the Shares in reliance on Rule 144 under the Securities Act of 1933 (“Rule 144”) only in compliance with the limitations of securities sold found in Rule 144(e)(1).  The Found is limited to selling:

a)	One percent of the shares or other units of the class outstanding as shown by the most recent report or statement published by the Issuer, or

b)
The average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association on the date of receipt of the order to execute the transaction by the broker or the date of execution of the transaction directly with a market maker.

2.2	Restriction on Transfer

Transfers of the Shares shall not be valid unless and until the transferee executes a joinder to this Agreement and any other agreements reasonably required by the Company pursuant to which such transferee(s) agree to be bound by the terms and conditions of this Agreement.

SHAREHOLDER:

/s/Hassan Salari
Hassan Salari

NEUROKINE PHARMACEUTICALS INC.

/s/Ahmad Doroudian
Ahmad Doroudian
Title: President

2